UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 3, 2023

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 17th Street, Suite 1400
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 440-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of T. Hodge Walker as Chief Operating Officer

On April 3, 2023, Civitas Resources, Inc. (the “Company”) announced T. Hodge Walker as the new Chief Operating Officer of the Company, effective April 5, 2023, reporting to the Company’s President and Chief Executive Officer. He will succeed Matthew R. Owens, who has served as the Company’s Chief Operating Officer since November 1, 2021.

Mr. Walker, age 52, joins the Company from Chevron Corporation (NYSE: CVX) (“Chevron”), a Delaware corporation, where he served as vice president of Chevron’s Rockies Business Unit since October 2020 when Chevron acquired Noble Energy, Inc. (“Noble”). Prior to joining Chevron, Mr. Walker served as Senior Vice President responsible for Noble’s U.S. onshore operations. He also served as a director of Noble Midstream GP since July 2018 and Noble’s Vice President of West Africa and the U.S. Gulf of Mexico since 2014. Additionally, he served as Director of Strategic Planning, Environmental Analysis and Reserves; managed Noble’s operated West Africa assets, non-operated international assets and frontier business ventures; and was a member of the Noble business development team since 2007. Prior to joining Noble in 2007, Mr. Walker held various positions at Amoco Corporation and BP America. Inc. Mr. Walker earned a Bachelor of Science and Masters in Geology from Louisiana State University and completed the Harvard Advanced Management Program in 2018.

Employment Letter with T. Hodge Walker

In connection with his appointment, the Company and Mr. Walker have entered into an employment letter (the “Employment Letter”) providing the following compensation terms: (i) an annualized base salary of $765,000 per year; (ii) eligibility to participate in the Company’s long term incentive program with a target award equal to $2,295,000 per year, with the number of shares of the Company’s common stock subject to Mr. Walker’s 2023 long term incentive awards equal to the quotient of (a) $2,295,000 divided by (b) the volume-weighted average price of the Company’s common stock for the 30 trading days immediately preceding April 5, 2023 (the “Grant Date”), which will consist of: (1) 30% of the total target value in Restricted Stock Units (“RSUs”), subject to three-year ratable time vesting from the Grant Date; and (2) 70% of the total target value in Performance Share Units (“PSUs”) based on the Company’s absolute total shareholder return relative to pre-established goals during a measurement period of January 1, 2023 to December 31, 2025; (iii) a one-time grant of RSUs equal in number to the quotient of (a) $1,500,000 divided by (b) the volume-weighted average price of the Company’s common stock for the 30 trading days immediately preceding the Grant Date, subject to three-year ratable time vesting from the Grant Date; and (iv) participation in the Company’s Executive Change in Control and Severance Plan (the “Severance Plan”) as a Tier 2 Executive (as such term is defined in the Severance Plan). The RSUs and PSUs described above will be subject to the terms and conditions of award agreements that are substantially consistent with the award agreements issued to the other executive officers of the Company in respect of the RSUs and PSUs issued in 2023.

As a Tier 2 Executive under the Severance Plan, upon the termination of Mr. Walker’s employment without Cause (as defined in the Severance Plan) or due to his resignation for Good Reason (as defined in the Severance Plan) (a “Qualifying Termination”), he will be eligible to receive (i) a cash severance payment equal to 1.5x his then-current base salary, paid in equal monthly installments over a 18-month period following his termination and (ii) reimbursement for the cost of any COBRA premiums incurred by him during the 12-month period following his termination. If a Qualifying Termination occurs within 12 months following a Change in Control (as defined in the Severance Plan), he will be eligible to receive (i) a lump sum cash severance payment equal to 2.5x his then current base salary and (ii) reimbursement for the cost of any COBRA premiums incurred by him during the 18 months following his termination.

The description of the Employment Letter is qualified in its entirety by the terms of the Employment Letter, a copy of which is attached as Exhibit 10.1 and incorporated by reference herein. Additionally, the description of the Severance Plan is qualified in its entirety by the terms of the Severance Plan, a copy of which was previously filed with the Securities & Exchange Commission on January 25, 2022 as Exhibit 10.1 to the Company’s Current Report on Form 8-K and is incorporated by reference herein.

In connection with his appointment, the Company will enter into its standard form of indemnity agreement with Mr. Walker, a copy of which is attached as Exhibit 10.2 and incorporated by reference herein.

Matthew R. Owens Departure

In connection with the leadership transition, on April 3, 2023, Mr. Owens’ employment with the Company terminated effective immediately.

Item 7.01.	Regulation FD Disclosure.

On April 3, 2023, the Company issued a press release with respect to the management changes described in Item 5.02 of this Current Report on Form 8-K. The press release is included in this report as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Employment Letter, dated as of April 5, 2023, by and between Civitas Resources, Inc. and T. Hodge Walker.
10.2	Form of Indemnity Agreement between Civitas Resources, Inc. and the directors and executive officers of Civitas Resources, Inc. (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K (File No. 001-35371) filed with the Commission on November 3, 2021).
99.1	Press Release, dated as of April 3, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2023	CIVITAS RESOURCES, INC.

	By:	/s/ Travis L. Counts
Travis L. Counts
Chief Legal Officer and Secretary